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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                December 2, 1998



                           FAMILY GOLF CENTERS, INC.

             (Exact Name of Registrant as Specified in its Charter)

    Delaware                       0-25098                        11-3223246
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(State or other                (Commission File                 (IRS Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)



                              538 Broadhollow Road
                            Melville, New York 11747
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                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (516) 694-1666




                 (Former Address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         By Current Report on Form 8-K, dated December 2, 1998 (the "Original
Form 8-K"), Family Golf Centers, Inc. (the "Company") reported, among other things, the completion of its acquisition, through its wholly-owned subsidiary, of all of the issued and outstanding shares of capital stock of SkateNation Inc. ("SkateNation"). At the time of the filing of the Original Form 8-K with the Securities and Exchange Commission it was impractical to file the financial statements as required by Item 7 (a) and 7 (b) of Form 8-K. The financial information required by Item 7 (a) and 7 (b) of Form 8-K with respect to SkateNation is now available. Accordingly, Items 7 (a), 7 (b) and 7 (c) are supplemented by the addition of the following:

         (a)  Financial Statements of Businesses Acquired.

         In accordance with Item 7 (a) of Form 8-K, attached hereto as Exhibit 1 are the financial statements of SkateNation Inc. prepared pursuant to Regulation S-X.

         (b)  Pro Forma Financial Information.

         In accordance with Item 7 (b) of Form 8-K, attached hereto as Exhibit 2 are the pro forma financial statements of the Company.

         (c) Exhibits.

         1. Audited Financial Statements of SkateNation Inc. for the fiscal years ended September 30, 1998 and September 30, 1997.

         2. Pro Forma Financial Statements of the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    January 14, 1999.

                                                     Family Golf Centers, Inc.



                                                     By: /s/ Jeffrey C. Key
                                                         -----------------------
                                                         Jeffrey C. Key
                                                         Chief Financial Officer



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                               INDEX TO EXHIBITS

Exhibit
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1.       Audited Financial Statements of the SkateNation Inc. for the fiscal years ended September 30, 1998  and September 30, 1997.

2.       Pro Forma Financial Statements of the Company.




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